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                                                               Exhibit (c)(iii)

                             OPTION AGREEMENT, dated as of July 7, 1997, between THE MNI GROUP INC., a New Jersey corporation (the "Company"), and ELLIOT ELROD (the "Optionee").

                          ----------------------------

    The Company desires, by affording the Optionee an opportunity to purchase seven hundred fifty thousand (750,000) Common Shares of the Company (the "Common Shares"), to induce the Optionee to accept the Company's offer of employment as President and Chief Executive Officer of K.O.S. Industries, Inc. ("KOS") and NutraPet Labs, Inc. ("NPL") (KOS and NPL are sometimes collectively referred to as the "Subs"), each a wholly owned subsidiary of the Company, and to intensify his interest in the future success of the Company.

    NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

    1. Grant of Option. The Company hereby irrevocably and unconditionally grants to the Optionee, as a matter of separate agreement and not in lieu of salary or any other compensation for services, the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of seven hundred fifty thousand (750,000) Common Shares on the terms and conditions herein set forth.

    2. Exercise Price. The purchase price of the Common Shares subject to the Option shall be zero dollars and fifty cents ($0.50) per share, the fair market value determined as a mean of the high and low bid prices of such Common Shares on the date hereof, as reported by NASDAQ.

    3.   Limitation of Exercisability of Option.  Subject to the provisions of
Section 7 hereof, the Option shall be divided into two components: the Time-Based Options and the Performance-Based Options (both as defined below). The Option shall be exercisable, in whole or in part, as follows:

         (a) Time-Based Options. The portion of the Option with respect to Five Hundred Thousand (500,000) Common Shares (the "Time-Based Options") shall be exercisable, in whole or in part, as follows:

         . To the extent of 300,000 Common Shares on or after December 31, 1998 and on or before December 31, 2002;

         . To the extent of an additional 100,000 Common Shares on or after December 31, 1999 and on or before December
              31, 2002; and
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         .    To the extent of an additional 100,000 Common Shares on
              or after December 31, 2000 and on or before December
              31, 2002.

    The Time-Based Options shall be exercisable as noted immediately above purely based on the passage of time, and without consideration of the financial performance of the Company or the Subs.

         (b) Performance-Based Options.     The portion of the Option with
respect to Two Hundred Fifty Thousand (250,000) Common Shares (the "Performance-Based Options") shall be exercisable, in whole or in part, as follows:

         . To the extent of 83,333 Common Shares on or after the Annual Determination Date (as defined in section 3(c)) and on or before December 31, 2002 only in the event that the Company's Revenues (as defined in section 3(c)) equalled or exceeded $1,425,000 for the fiscal year 1998;

         . To the extent of an additional 83,333 Common Shares on or after the Annual Determination Date and on or before December 31, 2002 only in the event that the Company's Revenues equalled or exceeded $1,995,000 for the fiscal year 1999; and

         . To the extent of an additional 83,334 Common Shares on or after the Annual Determination Date and on or before December 31, 2002 only in the event that the Company's Revenues equalled or exceeded $2,493,750 for the fiscal year 2000.

         (c) Determination of Performance-Based Options. The following additional provisions shall apply to the Performance-Based Options:

                   (i)  Determination of Revenues.    The Company's independent
              certified public accountants (the "Accountants") shall determine the Revenues on an annual basis as promptly as practicable at the end of each fiscal year of the Company (such date of determination is the "Annual Determination Date") in accordance with generally accepted accounting principles consistently applied. The Company shall pay all costs, fees and expenses of the Accountants and the determination of Revenues shall be final and binding on the parties absent manifest error or gross negligence. The Accountants shall provide Optionee with (A) a certified schedule setting forth the total Revenues and Revenues and units by each product line and each of


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                   the Subs and (B) access to work papers underlying the
                   Revenues.

                        (ii) Calculation of Revenues. As used herein, "Revenues" shall mean gross revenues of the Company, including the Subs, determined in accordance with generally accepted accounting principles consistently applied, from the sale of pet products and related pet products (the "Pet Products"). The Revenues targets set forth in section 3(b) shall be adjusted in the event that the Company or any of its subsidiaries purchase Pet Products product lines or businesses ("New Revenues") from third parties or sell Pet Products product lines or businesses ("Lost Revenues") to third parties outside of the ordinary course of business. In such event, the adjustment will, in the event of an acquisition, add New Revenues to Revenues, and in the event of a divestiture, subtract Lost Revenues from Revenues, for the year or years, as applicable, during and after the closing of the acquisition or divestiture as set forth in the balance of this subparagraph (ii). The addition of New Revenues to Revenues or subtraction of Lost Revenues from Revenues shall be equal to (a) for the year of the closing of the acquisition or divestiture, Revenues shall be adjusted by the prorated portion of the New Revenues or Lost Revenues which accrued in the entire fiscal year prior to the closing and (b) for the full year or years, as applicable, following closing, Revenues targets shall be adjusted (i) in the case of an acquisition, upward by an amount of New Revenues initially budgeted for such applicable year for such added product line or business and
                   (ii) in the case of a divestiture, downward by an amount equal to the Lost Revenue from such divested product line or business in the last full fiscal year prior to divestiture. For Example. On July 1, 1999, the Company or a subsidiary closed on the purchase of a division from XYZ, an unrelated entity, which sells Products, and which had gross revenues during 1998 of $500,000. The Company budgets gross revenues for such new business to be $600,000 in 2000. Therefore, Revenues shall be increased by $250,000 for the Revenues target for the fiscal year 2000 shall be adjusted upwards by the budgeted amount of $600,000 in 2000.

                        (iii) Ultimate Exercisability of Performance-Based Options. In the event that any portion or all of the Performance-Based Options are not exercisable due to the fact that the Revenues for a fiscal year or years were less than the

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                   minimum level set forth in section 3(b) (the "Unvested
                   Options"), the Unvested Options shall nonetheless be exercisable by Optionee at any time between December 31, 2001 and December 31, 2002 in the event that Optionee is still employed by the Company or any affiliate thereof on December 31, 2001. In the event that Optionee is not employed by the Company or any subsidiary thereof on December 31, 2001 due to a Non-Renewal (as defined herein), then the Unvested Options shall be immediately exercisable from the time that the Optionee is no longer employed by the Company or any subsidiary through December 31, 2002. "Non-Renewal" shall mean (A) the Company's decision not to offer in writing to Optionee to extend the term of Optionee's Employment Agreement (as defined in section 7(a) hereof) from its current expiration date of July 7, 2000 to a new expiration date not earlier than December 31, 2001 nor later than (without Optionee's approval) July 7, 2003 on the same or better (from Optionee's perspective) terms as contained in the Employment Agreement (the "Renewal Agreement"), (B) any of the reasons set forth in section 3(d) or 7, and (C) if the Renewal Agreement is terminated by the Company prior to December 31, 2001 for any reason other than "cause" (as such term is defined in the Employment Agreement).

         (d)  Immediate Exercisability of Option.     Notwithstanding anything
contained in section 3(a) or (b) to the contrary, in the event that both Arnold Gans and Myra Gans are no longer employed by and are no longer serving as directors of the Company, the entire Option shall become immediately exercisable as to all of the Common Shares covered hereby.

    Further, in the event that all or substantially all of the assets of the Company or both of the Subs are sold or the Company merges or consolidates with another entity and does not retain control over the merged or consolidated entity, the entire Option shall become immediately exercisable as to all of the Common Shares covered hereby.

    4. Expiration of Option. Subject to the provisions of Section 7 hereof, the Time-Based Option shall not be exercisable after December 31, 2002.

    5. No Rights as Shareholder. The Optionee shall have none of the rights of a shareholder with respect to any of the Common Shares subject to the Option until such Common Shares shall be issued to him upon the exercise of the Option.

    6. Non-Assignability of Option. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option shall be exercisable, during the


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lifetime of the Optionee, only by him.  More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

    7.   Death or Termination of Employment of Services.

         (a) If the employment of the Optionee shall be terminated voluntarily by the Optionee, or for "cause" (as such term is defined in that certain Employment Agreement of even date herewith between the Optionee and the Company), then the unexercised portion of this Option shall expire forthwith. Except as provided in subsections (b) and (c) of this Section 7, if such employment shall terminate for any other reason, then this Option may be exercised at any time within three months after such termination, subject to the provisions of subparagraph (d) of this Section 7. For purposes hereof, (i) retirement pursuant to any retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause, and (ii) if the Optionee leaves the employ of the Company to become an employee of a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation or a successor of the Company or subsidiary corporation) which has assumed the Option of the Company as a result of a corporate reorganization, etc., the Optionee shall not be considered to have terminated his employment.

         (b) If the Optionee dies (i) while employed by the Company or a subsidiary corporation of the Company, or (ii) within three months after the termination of his employment other than voluntarily or for cause, then this Option may, subject to the provisions of subparagraph (d) of this Section 7, be exercised by the estate of the Optionee or by a person who acquired the right to exercise such Option by bequest or inheritance at any time within one year after such death.

         (c) If the Optionee ceases employment because of permanent and total disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) while employed by the Company or a subsidiary corporation of the Company, then such Option may, subject to the provisions of subparagraph
(d) of this Section 7, be exercised at any time within one year after the Optionee's termination of employment due to such disability.

         (d) An Option may not be exercised pursuant to this Section 7 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment or

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death, and in any event may not be exercised after the expiration of the Option.

         (e) For purposes of this Section 7, the employment relationship of the Optionee with the Company or of a subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave or absence (such as temporary employment by the Government) if such leave does not exceed ninety days, if longer, so long as the Optionee's right to re-employment is guaranteed either by statute or by contract.


    8.   Adjustments Upon Changes in Capitalization.

         (a) If at any time prior to the exercise of the Option in full, the outstanding Common Shares of the Company are changed by reason or reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, stock dividends or the like, an appropriate adjustment shall be made by the Company's Board of Directors in the number of Common Shares subject to this Option and in the exercise price therefor. If the Company shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, the holder of this Option shall be entitled to receive upon the exercise of this Option the same number and kind of shares of capital stock or the same amount of property, cash, securities or other consideration as he would have been entitled to receive if, immediately prior to such event, such holder would have been the record owner of the Common Shares subject to this Option.

         (b) Any adjustment in the number of Common Shares shall apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

    9. Method of Exercise of Option. Subject to the terms and conditions of this Agreement, this Option may be exercised by written notice to the Company at its principal office, presently located at 10 West Forest Avenue, Englewood, New Jersey 07631; attention of the Secretary. Such notice shall state the election to exercise the Option and the number of Common Shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option and shall either (i) be accompanied by payment in full, by check payable to the order of the Company, of the purchase price of said shares in which event the Company shall, subject to the provisions of subparagraphs (b) and (c) of this Paragraph 9, deliver a certificate or certificates representing said shares as soon as practicable after the notice shall be received by the Company, or
(ii) fix a date (not less than five (5) no more than ten (10) business days from the date such notice shall be received by the Company) for the payment of the full purchase price of said shares against delivery, subject to the

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provisions of subparagraphs (b) and (c) of this Paragraph 9, of a certificate or certificates representing such shares. The certificate or certificates for the Common Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered as aforesaid to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised pursuant to Paragraph 7(b) hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Common Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

    10.  Restrictions on Issuance.

         (a) Unless prior to the exercise of the Option the Common Shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the notice of exercise shall be accompanied by a representation or agreement of the individual exercising the Option to the Company to the effect that such shares are being acquired for investment and not with a view to the resale or distribution thereof or such other documentation as may be required by the Company, unless in the opinion of counsel to the Company, such representation, agreement or documentation is not necessary to comply with said Act.

         (b) The Company shall not be obligated to issue and deliver any Common Shares until they have been listed on each securities exchange on which Common Shares may then be listed nor until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

    11. Company Obligations. The Company shall at all times during the term of the Option reserve and keep available such number of Common Shares as will be sufficient to satisfy the requirements of this Agreement, shall pay all original issue and/or transfer taxes with respect to the issue and/or transfer of shares by the Company pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith and will from time to time use its best efforts to comply with all laws and regulations which in the opinion of counsel for the Company shall be applicable thereto.

    12. No Contract of Employment. The execution of this Agreement shall not be deemed to be a contract of employment or a grant of any right to any employee optionee to remain in the employ of the Company or any subsidiary.

    13. Definition of Certain Terms. As used herein, the terms "subsidiary" and "subsidiary corporation" shall mean any present or future subsidiary corporation of the Company coming within the

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definition of "subsidiary corporation" contained in Section 425(f) of the Code.
The term "Common Shares" shall, except as otherwise indicated by the context, mean the shares of Common Shares of the Company as authorized at the date hereof.

    14. Governing Law. This Option Agreement shall be construed in accordance with and governed by the laws of the State of New York.


    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                             THE MNI GROUP INC.


                             By:/s/Arnold Gans
                                ----------------------------
                                Name:  Arnold Gans
                                Title: President


                                /s/Elliot Elrod
                                ----------------------------
                                Elliot Elrod




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